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                                                                    EXHIBIT 23.1

                        CONSENT OF DELOITTE & TOUCHE, LLP


We consent to the incorporation by reference in Registration Statement No. 333-36629 of U.S. Franchise Systems, Inc. on Form S-8 of our report dated February 20, 1998 (March 17, 1998 as to Note 15), appearing in this Annual Report on Form 10-K of U.S. Franchise Systems, Inc. for the year ended December 31, 1997.

/s/ DELOITTE & TOUCHE, LLP



Atlanta, Georgia
March 27, 1998




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